UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2022
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
200 E. Randolph Street, Suite 3300, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	KMPR	NYSE
5.875% Fixed-Rate Reset Junior Subordinated Debentures due 2062	KMPB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

Section 5. – Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2022, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”) and a periodic review of the bylaws of Kemper Corporation (the “Company”), the Company’s board of directors (the “Board”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

•Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including, without limitation, as follows:

◦Requiring additional disclosures from nominating or proposing stockholders and proposed nominees;

◦Requiring that proposed nominees make themselves available for and submit to interviews by the Board or any Board committee within 10 days following the date of any reasonable request therefor from the Board or any Board committee; and

◦Clarifying that the number of candidates a stockholder may nominate for election at a meeting may not exceed the number of directors to be elected at such meeting and that stockholders may not make additional or substitute nominations following the expiration of the applicable nomination deadline;

•Address matters relating to Rule 14a-19 under the Exchange Act (the "Universal Proxy Rules") (e.g., providing the Company a remedy if a stockholder fails to satisfy the requirements of the Universal Proxy Rules, requiring nominating stockholders to make a representation as to whether they intend to use the Universal Proxy Rules, requiring stockholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements of the Universal Proxy Rules at least five business days before the applicable meeting, etc.);

•Modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect recent amendments to the DGCL;

•Clarify that neither the business to be transacted nor the purpose of any Board meeting need be specified in any waiver of notice of such Board meeting; and

•Make various other updates, including ministerial and conforming changes.

The foregoing summary of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Section 9. – Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Kemper Corporation Amended and Restated Bylaws, effective November 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	December 5, 2022	/s/ C. Thomas Evans, Jr.
C. Thomas Evans, Jr.
Executive Vice President, Secretary and General Counsel